UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

August 31, 2021

QTS Realty Trust, Inc.

(QTS Realty Trust, LLC as successor by merger to QTS Realty Trust, Inc.)

(Exact name of registrant as specified in its charter)

Maryland	001-36109	46-2809094
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File No.)	Identification No.)

12851 Foster Street
Overland Park, KS	66213
(Address of principal executive offices)	(Zip Code)

(913) 814-9988

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Class A common stock, $0.01 par value	QTS	New York Stock Exchange

Preferred Stock, 7.125% Series A Cumulative Redeemable Perpetual, $0.01 par value	QTS PR A	New York Stock Exchange

Preferred Stock, 6.50% Series B Cumulative Convertible Perpetual, $0.01 par value	QTS PR B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter)  or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion on August 31, 2021 of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of June 7, 2021 (the “Merger Agreement”), by and among QTS Realty Trust, Inc., a Maryland corporation (the “Company”), QualityTech LP, a Delaware limited partnership and the operating partnership of the Company (the “Partnership”), Volt Upper Holdings LLC, a Delaware limited liability company (“Parent”), Volt Lower Holdings LLC, a Delaware limited liability company (“Merger Sub I”), and Volt Acquisition LP, a Delaware limited partnership. Parent, Merger Sub I and Merger Sub II are affiliates of Blackstone Inc. Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the closing of the Mergers (the “Closing”), Merger Sub II merged with and into the Partnership (the “Partnership Merger”), with the Partnership surviving (the “Surviving Partnership”) and the separate existence of Merger Sub II ceased, and, immediately following the Partnership Merger, the Company merged with and into Merger Sub I (the “Company Merger” and, together with the Partnership Merger, the “Mergers”) with Merger Sub I surviving (the “Surviving Company”) and the separate existence of the Company ceased. As a result of the Mergers, the Surviving Company remained a subsidiary of Parent and the Partnership became a subsidiary of the Surviving Company. As of the closing of the Company Merger, the Surviving Company became known as QTS Realty Trust, LLC.

Item 1.02.	Termination of a Material Definitive Agreement

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On August 31, 2021, in connection with the Mergers, the Company caused the repayment in full of all indebtedness, liabilities and other obligations under, and terminated, each of (i) the Seventh Amended and Restated Credit Agreement, dated as of October 18, 2019, by and among the Partnership, KeyBank National Association, as agent, the lenders party thereto, KeyBanc Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Regions Capital Markets and TD Securities (USA) LLC, as joint lead arrangers and joint bookrunners with respect to the Revolving Credit Loans, Term Loans A and Term Loans B, KeyBanc Capital Markets, Inc., Regions Capital Markets, SunTrust Robinson Humphrey, Inc. and TD Securities (USA) LLC as joint lead arrangers and joint bookrunners with respect to the Term Loans C, and Bank of America, N.A., Regions Bank and TD Securities (USA) LLC, as co-syndication agents (the “Credit Agreement”), (ii) the Term Loan Agreement, dated as of October 16, 2020, by and among the Partnership, KeyBank National Association, as agent, the lenders party thereto, KeyBanc Capital Markets, Inc., BMO Capital Markets, Inc. and PNC Capital Markets LLC, as joint lead arrangers and joint book runners, and TD Securities (USA) LLC and Truist Bank, as co-documentation agents (the “Term Loan Agreement”), (iii) the Fifth Amended and Restated Unconditional Guaranty of Payment and Performance, dated as of October 18, 2019, by the Company (to KeyBank National Association), and (iv) the Unconditional Guaranty of Payment and Performance, dated as of October 16, 2020, by the Company (to KeyBank National Association). The Company did not incur any material early termination penalties as a result of such terminations.

On August 31, 2021, in connection with the Mergers, the Partnership provided notices of redemptions in respect of all of its outstanding $500 million aggregate principal amount of its 3.875% senior notes due 2028 (the “Senior Notes”). On September 10, 2021, $200 million in aggregate principal amount of the Senior Notes will be redeemed, with the remaining $300 million redeemed on September 11, 2021, conditioned upon the occurrence of the first redemption, in each case in accordance with the Indenture (the “Indenture”), dated October 7, 2020, by and among the Partnership, QTS Finance Corporation, the Company, certain subsidiaries of the Partnership and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”). In connection with the redemption of the Senior Notes, the Partnership has caused to be irrevocably deposited with the Trustee cash in an amount sufficient to pay the redemption prices payable in respect of all outstanding Senior Notes (including accrued and unpaid interest and applicable premiums on the Senior Notes to, but excluding, the applicable redemption dates), and all other sums payable by the Partnership under the Indenture. On August 31, 2021, at the request of the Partnership and pursuant to the provisions of the Indenture, the Trustee discharged the Indenture (other than with respect to those obligations under the Indenture that expressly survive satisfaction and discharge).

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the terms and conditions of the Merger Agreement, at or immediately prior to, as applicable, the effective time of the Company Merger (the “Company Merger Effective Time”), among other things:

•	Company Shares: Each share of Class A Common Stock of the Company, par value $0.01 per share (each, a “Company Class A Share”) and each share of Class B Common Stock of the Company, par value $0.01 per share (each, a “Company Class B Share” and together with the Company Class A Shares, the “Company Shares”), other than Company Shares or any other shares of Company preferred stock owned by Parent, Merger Sub I or any subsidiary of Parent, the Company or Merger Sub I (such shares, the “Excluded Shares”), issued and outstanding immediately prior to the Company Merger Effective Time was automatically converted into the right to receive an amount in cash equal to $78.00 (the “Per Company Share Merger Consideration”), without interest;

•

Series A Preferred Stock: Each share of 7.125% Series A Cumulative Redeemable Perpetual Preferred Stock of the Company, par value $0.01 per share (each, a “Company Series A Preferred Share”) (other than any Excluded Shares) issued and outstanding immediately prior to the Company Merger Effective Time was automatically converted into the right to receive the redemption price per share equal to an amount in cash equal to $25.2325521, without interest (the “Per Series A Preferred Merger Consideration”);

•	Series B Preferred Stock: Each share of 6.50% Series B Cumulative Convertible Perpetual Preferred Stock, par value $0.01 per share (each, a “Company Series B Preferred Share”) (other than any Excluded Shares) issued and outstanding immediately prior to the Company Merger Effective Time was automatically converted into one 6.50% Series A Cumulative Convertible Perpetual Preferred Limited Liability Company Unit of the Surviving Company (the “Series A Preferred Unit”);

•	Stock Options: Each option to purchase Company Shares (each, a “Company Option”) outstanding immediately prior to the Company Merger Effective Time was automatically cancelled in exchange for a cash payment in an amount in cash equal to (i) the number of Company Shares subject to the Company Option immediately prior to the Company Merger Effective Time multiplied by (ii) the excess (if any) of the Per Company Share Merger Consideration over the per share exercise price applicable to the Company Option (less any applicable income and employment withholding taxes);

•	Restricted Share Awards: Each award of restricted Company Shares (each, a “Company Restricted Share Award”) outstanding immediately prior to the Company Merger Effective Time was cancelled in exchange for a cash payment in an amount in cash equal to (i) the number of Company Shares subject to the Company Restricted Share Award immediately prior to the Company Merger Effective Time multiplied by (ii) the Per Company Share Merger Consideration (less any applicable income and employment withholding taxes);

•	Performance Units: Except as noted below, (i) each outstanding award of performance units (“Company Performance Units”) that vests based upon the attainment of total stockholder return goals became automatically earned and vested with respect to that number of Company Shares subject to such Company Performance Units (including any related accrued dividend equivalents) determined in accordance with the terms of the Company Performance Units based on the achievement of the applicable performance goals set forth in the award agreement governing such Company Performance Units, as measured from the beginning of the applicable performance period through the date immediately prior to the Closing Date, and (ii) each outstanding award of Company Performance Units that vests based upon the attainment of operating funds from operations goals became earned and vested at the target level of performance in accordance with the terms and the award agreement governing such Company Performance Units (each such earned and vested Company Performance Unit, including any related accrued dividend equivalents, an “Earned Unit” (provided, however, the Company Performance Units that vest based upon the attainment of operating funds from operations goals granted in 2020 that were outstanding as of immediately prior to the Company Merger Effective Time became earned and vested at the maximum level of performance). At the Company Merger Effective Time and subject to other conditions as applicable, Earned Unit was canceled and, in exchange therefor, Parent caused the Surviving Company to pay to each former holder of any such canceled Earned Unit an amount in cash (without interest, and less any applicable income and employment withholding taxes) equal to the Per Company Share Merger Consideration for each Earned Unit; and

•	Deferred Share Units: All equity-based awards deferred under, and all accounts that represented amounts notionally invested in Company Shares under, the Company Director Deferred Compensation Plan (the “Deferred Compensation Plan” and such units the “Deferred Share Units”), and all accrued dividend equivalents, became vested and were no longer subject to restrictions (including any holding period restrictions), and all Deferred Share Units were adjusted and converted into a right of the holder to have allocated to the holder’s account under the Deferred Compensation Plan an amount denominated in cash equal to the product of (i) the number of Company Shares deemed invested under or otherwise referenced by such account immediately before the Company Merger Effective Time and (ii) the Per Company Share Merger Consideration, and ceased to represent a right to receive a number of Company Shares or cash equal to or based on the value of a number of Company Shares.

Pursuant to the terms and conditions of the Merger Agreement, among other things:

•	Class A Partnership Unit: At the effective time of the Partnership Merger (the “Partnership Merger Effective Time”), each outstanding Class A Unit of the Partnership (a “Class A Partnership Unit”), other than Class A Partnership Units held by the Company or any of the Company’s wholly-owned subsidiaries or Parent, Merger Sub II or any of their respective wholly-owned subsidiaries, issued and outstanding immediately prior to the Partnership Merger Effective Time, was automatically converted into and cancelled in exchange for, the right to receive an amount in cash equal to the Per Company Share Merger Consideration, without interest (the “Per Partnership Unit Merger Consideration”) unless, in lieu of receiving the Per Partnership Unit Merger Consideration, a holder of a Class A Partnership Unit elected to retain such Class A Partnership Unit as a Class A Partnership Unit in the Surviving Partnership.

•	Company LTIP Units: As of immediately prior to the Partnership Merger Effective Time, in accordance with a mandatory conversion authorized by the Company, as the general partner of the Partnership, pursuant to the Merger Agreement, each Company Class O LTIP Unit (“Company LTIP Unit”) that vested in accordance with the terms of the relevant award agreement prior to the Partnership Merger Effective Time was converted into a number of Class A Partnership Units pursuant to the terms of the Prior Partnership Agreement.

The description of the Mergers and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on June 7, 2021, and is incorporated herein by reference.

Item 3.01.	Notice of Delisting of Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On August 31, 2021, in connection with the completion of the Company Merger, Merger Sub I requested that the New York Stock Exchange (the “NYSE”) suspend trading in the Company Shares and file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting from the NYSE and deregistration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the Company Shares, Company Series A Preferred Shares and Company Series B Preferred Shares. Following the effectiveness of the Form 25, the Company intends to file with the SEC a Form 15 requesting the termination of registration of the Company Shares, Company Series A Preferred Shares and Company Series B Preferred Shares under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Section 13(a) and 15(b) of the Exchange Act with respect to the Company Shares, Company Series A Preferred Shares and Company Series B Preferred Shares.

Item 3.03.	Material Modification to Rights of Security Holders

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

At the Company Merger Effective Time, (i) the holders of Company Shares outstanding immediately before the Company Merger ceased to have any rights as stockholders of the Company (other than their right to receive the Per Company Share Merger Consideration) and (ii) the holders of the Company Series A Preferred Shares outstanding immediately before the Company Merger ceased to have any rights as stockholders of the Company (other than the right to receive the Per Series A Preferred Merger Consideration).

At the Company Merger Effective Time, the Company Series B Preferred Shares automatically converted into Series A Preferred Units. Therefore, the holders of the Company Series B Preferred Shares outstanding immediately before the Company Merger ceased to have any rights as stockholders of the Company and instead have the rights of holders of the Series A Preferred Units of the Surviving Company. The terms of the Series A Preferred Units, which are set forth in an exhibit to the Amended and Restated Limited Liability Company Agreement of Merger Sub I, dated August 30, 2021 (the “Series A Preferred Terms”), are materially the same as the terms of the Company Series B Preferred Shares set forth in the Articles Supplementary classifying and designating the Company Series B Preferred Shares (the “Articles Supplementary”), with changes to such terms as were required pursuant to and made in compliance with the Articles Supplementary. Pursuant to the Series A Preferred Terms, beginning on the date of the Company Merger Effective Time and ending at the close of business on October 14, 2021, each holder of Series A Preferred Units has the right to convert each Series A Preferred Unit into cash in an amount equal to $172.84, which amount represents the product of (x) $78.00 (which amount represents the Reference Property (as defined in the Series A Preferred Terms)) and (y) 2.2159 (which amount represents the sum of (a) the conversion rate of 2.1462 and (b) 0.0697, the Make-Whole Premium (as defined in the Series A Preferred Terms)). After October 14, 2021, holders of Series A Preferred Units will cease to have the right to receive the Make-Whole Premium and will only have the right to convert such units into cash in an amount equal to $167.40 per unit. Pursuant to the Series A Preferred Terms, at any time after July 20, 2023, the Surviving Company shall have the right, at its option, to cause each Series A Preferred Unit to be automatically converted into $167.40.

The foregoing description of the Series A Preferred Terms is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Series A Preferred Terms, which is included as Exhibit A to the Amended and Restated Limited Liability Company Agreement of Merger Sub I filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant

The information provided in the Introductory Note and Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the completion of the Company Merger, a change in control of the Company occurred, and Merger Sub I, as successor by merger to the Company, remains a subsidiary of Parent, an affiliate of Blackstone Inc.

Item 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the Mergers and pursuant to the Merger Agreement, the Company ceased to exist and Merger Sub I continued as the surviving entity. All members of the board of directors of the Company ceased to be directors at the Company Merger Effective Time by operation of the Company Merger.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information provided in the Introductory Note and Item 2.01 and Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01.	Other Events

On August 31, 2021, the Company issued a press release announcing the completion of the Mergers. The full text of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Exhibit Description
3.1	Amended and Restated Limited Liability Company Agreement of Volt Lower Holdings LLC (renamed QTS Realty Trust, LLC at the Company Merger Effective Time), dated as of August 30, 2021 (including Exhibit A, Terms of the 6.50% Series A Cumulative Convertible Perpetual Preferred Limited Liability Company Units)*
99.1	Press Release dated August 31, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
* Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and exhibits have been omitted. The registrant hereby agrees to furnish a copy of any omitted schedule or exhibit to the SEC upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QTS Realty Trust, LLC (as successor by merger to QTS Realty Trust, Inc.)

By:	/s/ Matt N. Thomson
Matt N. Thomson
Secretary and General Counsel

August 31, 2021